                                                                   EXHIBIT 10.44


                     CONTRACT FOR CONSTRUCTION BETWEEN OWNER
                  AND CONTRACTOR WHERE THE BASIS OF PAYMENT IS
                      THE COST OF THE WORK PLUS A FEE WITH
                        A GUARANTEED MAXIMUM PRICE (GMP)



               THIS AGREEMENT HAS BEEN ADAPTED FROM AIA DOCUMENT All1, 1987 EDITION, WITH SIGNIFICANT ADDITIONS AND ALTERATIONS. THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES;
               CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH
               RESPECT TO ITS COMPLETION OR MODIFICATION



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AGREEMENT

made as of the sixth day of August in the year of Nineteen Hundred and Ninety
Six

BETWEEN the Owner:           Robinson Property Group, a Limited Partnership and
                             Horseshoe Gaming, Inc.
(Name and Address)           128 East Freemont
                             Las Vegas, Nevada 89101


and the Contractor:          Charles N. White Construction Company
(Name and address)           Post Office Box 656
                             Clarksdale, Mississippi 38614


the Project is:              Horseshoe Casino Complex Additions & Renovations
(Name and address)           Robinsonville, Mississippi


the Architect is:            Reaves & Sweeney, Inc.       Friedmutter and Associates
(Name and address)           5118 Park Avenue             42855 S. Polaris
                             Suite 400                    Suite 100
                             Memphis, Tennessee 38117     Las Vegas, Nevada 89103


The Owner and Contractor agree as set forth below.

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                                       1
                             THE CONTRACT DOCUMENTS.

1.1 The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in
Article 16. If anything in the other Contract Documents is inconsistent with this Agreement, this Agreement shall govern.


                                        2
                           THE WORK OF THIS CONTRACT.

2.1 The Contractor shall execute the following Items of Work as in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others:

Construction of Binion Horseshoe Casino Addition and Renovations, Hotel Tower, Entertainment Complex, Parking Deck, Administration Building Addition, Site Work, and Utility' Work. Preconstruction services to be provided by the Contractor are included in the Contractor's Fee.

The specific scope for each Item of Work shall be further defined by plans and specifications prepared by Architects/Engineers employed by Owner.


                                        3
                          RELATIONSHIP OF THE PARTIES.

3.1 The Contractor and the Owner accept the relationship of mutual trust and confidence established by this Agreement and covenant with each other to cooperate with the Architect and Engineers to utilize their best skill, efforts and judgment in discharging their respective responsibilities and furthering the interests of the Project. The Contractor covenants to furnish efficient business administration and supervision; to make best efforts to furnish at all times an adequate supply of workers and materials; and to perform the Work in the best way and most expeditious and economical manner consistent with the interests of the Owner. The Owner covenants to exercise best efforts to enable the Contractor to perform the Work in the best way and most expeditious manner by furnishing and approving in a timely way information required by the Contractor and by making payments to the Contractor in accordance with requirements of the Contract Documents.

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                                        4
                DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION.

4.1 Work has already commenced on the subject Project and the commencement of Work has been authorized by the Owner. All Work shall be subject to this Agreement.

4.2 As of the date of execution of this Agreement, final design information has' not been furnished to the Contractor for the great majority of the Work. The Contractor and the Owner shall mutually agree upon schedule of completion when all Items of Work have been finally priced and the Contractor is able to proceed with unrestricted performance of all Items of Work.

4.3 Any agreed completion dates assume that the Owner has secured or will secure adequate financing for the entire Scope of Work with arrangements to ensure that payments are made to Contractor in accordance with this Agreement. Any delays caused by the failure of the Owner to deliver the required design information or to secure adequate financing will entitle the Contractor to commensurate time extensions to applicable milestone and final completion dates, and to adjustments in the Contract Sum for any additional costs occasioned by such delays.

4.4 In view of the incomplete nature of the design information and the cooperative effort to be undertaken by the Owner and the Contractor to complete the Project in an efficient manner with all reasonable dispatch, Owner and Contractor agree that no liquidated damages are specified and no actual damages for delay will be assessed.


                                        5
                                  CONTRACT SUM.

5.1 The Owner shall pay the Contractor in current funds for the Contractor's performance of the Contract the Contract Sum consisting of the Cost of the Work as defined in Article 7 and a Contractor's Fee of three and one half percent (3.5%) as determined in Paragraph 5.6.

5.2 The sum of the Cost of the Work and the Contractor's Fee is guaranteed by the Contractor not to exceed Twelve million three hundred twenty five thousand five hundred forty six dollars [$12,325,546.00) subject to - additions and deductions as provided in the Contract Documents. Such maximum sum is referred to in the Contract Documents as the Guaranteed Maximum Price or "GMP". As of the date of execution of this Agreement, the Owner has furnished plans to the Contractor for GMP pricing of only the Site Work and Utility' Relocation Work. The remaining Items of Work identified in Paragraph 2.1 have not been fully designed or Finally priced. Consequently, the GMP stated in this paragraph is an initial provisional amount comprised mainly of Owner Allowances for unpriced Work which shall subsequently be converted to a final GMP by change orders pursuant to Paragraph 5.5.

5.3 The Guaranteed Maximum Price applies to the overall cost of the Project as a whole and not to specific Items of Work, line items or schedule of values. The Contractor may apply underruns in any Item of Work to overruns in any other Item and may exceed the estimated cost for any line item without penalty so long as the total Cost of the Work, plus Fee, on the entire Project does not exceed the finally adjusted GMP for all the Work.

5.4 In the event the total Cost of the Work plus the Contractor's Fee is less than the Guaranteed Maximum Price, as finally adjusted pursuant to the Contract Documents, then seventy percent (70%) of the difference or savings shall accrue to the Owner and the remaining thirty percent (30%) of the savings shall be paid to the Contractor. The Contractor's share of such savings shall be paid to the Contractor at the time of substantial completion of the Work. Similar savings provisions will apply to any additions to the Scope of Work and will be paid upon substantial completion of such Work scope additions.

5.5 The Owner acknowledges that in developing the initial, provisional Guaranteed Maximum Price, the Contractor has used preliminary budget estimates for Items of Work. These estimates are set forth in Exhibit "A" as Owner Allowances. The Owner agrees there is insufficient design information to enable the Contractor to make a reliable final estimate of costs for these allowances. Consequently, the Contractor makes no representation, warranty, or guarantee as to the accuracy or adequacy of the amounts for these Owner Allowances. Once sufficient design information becomes available for any Item of Work, the Contractor will propose a final price which, if accepted by the Owner, will be converted by Change Order from an Owner Allowance to a priced component of the GMP, with an appropriate increase or decrease in GMP for any differences between the agreed upon final price for the Item of Work and the amount of the Owner's Allowance for that Item of Work. Any work performed or cost incurred with respect to any Item of Work before final pricing and conversion to a CMP shall be on a cost-plus fee basis without GMP limitations.

5.6 The Contractor shall receive a basic Fee equal to three and on-half percent (3.5%), which includes home office overhead and profit, on the Cost of the Work incurred, paid, or to be paid by the Contractor pursuant to a proper Application for Payment.

5.7 Although the Contract Sum is based upon the Cost of the Work plus 3.5% Fee subject to a Guaranteed Maximum Price, as may be adjusted, the Owner agrees to make progress payments to the Contractor on a percentage of completion according to a Schedule of Values as provided in Article 12.

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                                       6
                              CHANGES IN THE WORK.

6.1 The initial, provisional Guaranteed Maximum Price is based upon incomplete Drawings and Specifications. Changes in the Work shall refer to any Work performed by the Contractor which is not expressly shown or reasonably inferable from the plans and specifications on which the Contractor relied to submit final pricing to the Owner. Adjustments to the GMP on account of changes in the Work or other remedy granting provisions of the Contract Documents shall be determined as provided in the General Conditions.

6.2 In calculating adjustments to Subcontracts (except those awarded with the Owner's prior consent on the basis of cost plus a fee), the terms "cost" and "fee" as used in Clause 7.3.3.3 of the General Conditions and the terms "costs" and "a reasonable allowance for overhead and profit" as used in Subparagraph
7.3.6 of the General Conditions shall have the meanings assigned to them in the General Conditions and shall not be modified by Articles 5, 7 and 8 of this Agreement. Adjustments to Subcontracts awarded with the Owner's prior consent on the basis of cost plus a fee shall be calculated in accordance with the terms of those Subcontracts.

6.3 In calculating adjustments to this Contract, the terms "cost" and "costs" as used in the above-referenced provisions of the General Conditions shall mean the Cost of the Work as defined in Article 7 of this Agreement and the terms "fee" and "a reasonable allowance for overhead and profit" shall mean the Contractor's Fee as defined in Paragraph 5.6 of this Agreement.


                                       7
                             COSTS TO BE REIMBURSED.

7.1 The Owner shall pay the Contractor on the basis of Cost of the Work plus a Fee subject to a GMP. The term Cost of the Work shall mean costs reasonably incurred by the Contractor or properly billed to the Contractor in the performance of Work or in furtherance of the Project, unless expressly excluded by Article 8 of this Agreement.

7.1.1   LABOR COSTS

7.1.1.1 Wages of construction workers directly employed by the Contractor to perform the construction of the Work at the site or, with the Owner's agreement, at off-site workshops.

7.1.1.2 Wages, salaries, and expenses of the Contractor's supervisory and administrative personnel when stationed at the site.

7.1.1.3 Wages, salaries, and expenses of the Contractor's supervisory or administrative personnel engaged at factories, workshops or on the road, in expediting the production or transportation of materials or equipment required for the Work, but only for that portion of their time required for the Work.

7.1.1.4 Wages and salaries of draftsmen and related costs incurred by the Contractor to provide additional drawings, shop drawings, and layouts as may be needed for construction.

7.1.1.5 Costs of project management and administrative personnel in the Contractor's home office for the allocable portion of time devoted to the Project.

7.1.1.6 Costs paid or incurred by the Contractor for taxes, insurance, contributions, assessments and benefits required by law or collective bargaining agreements and, for personnel not covered by such agreements, customary benefits such as sick leave, medical and health benefits, holidays, vacations and pensions, provided such costs based on wages and salaries included in the Cost of the Work under Clauses 7.1.1.1 through 7.1.1.5.

7.1.1.7 Clerk-time in home office necessary to put monthly payment application together each month will be charged to the project and is included in the General Conditions. This will involve approximately three days each month for one person.

7.1.2   SUBCONTRACT COSTS

Amounts properly billed by Subcontractors for Work approved by the Contractor and the Owner and otherwise in accordance with the requirements of the Subcontracts.

7.1.3   COSTS OF MATERIALS AND EQUIPMENT INCORPORATED IN THE COMPLETED
CONSTRUCTION

7.1.3.1 Costs, including transportation, of materials and equipment incorporated or to be incorporated in the completed construction.

7.1.3.2 Costs of materials described in the preceding Clause 7.1.3.1 in excess of those actually installed but required to provide reasonable allowance for waste and for spoilage.

7.1.4 COSTS OF OTHER MATERIALS AND EQUIPMENT, TEMPORARY FACILITIES AND RELATED ITEMS

7.1.4.1 Costs, including transportation, installation, maintenance, dismantling and removal of materials, supplies, temporary facilities, machinery, and equipment. Such costs also include hand tools not customarily owned by the construction workers, which are provided by the Contractor at the site.

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7.1.4.2 Rental charges for temporary facilities, machinery, equipment, and hand tools not customarily owned by the construction workers, which are provided by the Contractor at the site, whether rented from the Contractor or others, and costs of transportation, installation, minor repairs and replacements, dismantling and removal thereof.

7.1.4.3 Costs of removal of debris from the site.

7.1.4.4 Costs of telegrams and long-distance telephone calls, postage and parcel delivery charges, telephone service at the site and reasonable petty cash expenses of the site office.

7.1.4.5 That portion of the reasonable travel and subsistence expenses of the Contractor's personnel incurred while traveling in discharge of duties connected with the Work. Contractor must receive prior written approval of subsistence, pay prior to such subsistence being treated as a cost of the work.


7.1.5   MISCELLANEOUS COSTS

7.1.5.1 That portion directly attributable to this Contract of premiums for insurance and bonds.

7.1.5.2 Sales, use or similar taxes imposed by a governmental authority which are related to the Work and for which the Contractor is liable.

7.1.5.3 Fees and assessments for the building permit and for other permits, licenses and inspections.

7.1.5.4 Fees of testing laboratories for tests required by the Contract Documents, except those related to defective or nonconforming Work for which reimbursement is excluded by Subparagraph 13.5.3 of the General Conditions or other provisions of the Contract Documents and which do not fall within the scope of Subparagraphs 7.2.2 through 7.2.6 below.

7.1.5.5 Royalties and license fees paid for the use of a particular design, process or product required by the Contract Documents; the cost of defending suits or claims for infringement of patent rights arising from such requirement by the Contract Documents; payments made in accordance with legal judgments against the Contractor resulting from such suits or claims and payments of settlements made with the Owner's consent; provided, however, that such costs of legal defenses, judgment and settlements shall not be included in the calculation of the Contractor's Fee or of the Guaranteed Maximum Price.

7.1.5.6 Deposits lost for causes other than the Contractor's sole fault or negligence.


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
7.1.5.7 All costs, losses, and expenses incurred by Contractor, not otherwise expressly excluded by Article 8, for which no insurance was required of the Contractor, or for which insurance was not reasonably obtainable, or for which policy limits or exclusions make insurance coverage inapplicable or otherwise unavailable to Contractor.

7.1.6   OTHER COSTS

7.1.6.1 Any cost not specifically and expressly excluded by Article 8 which the Contractor reasonably incurs in the performance of the Work or in the furtherance of the Project.

7.2     EMERGENCIES: REPAIRS TO DAMAGED, DEFECTIVE OR NONCONFORMING WORK

The Cost of the Work shall also include costs described in Paragraph 7.1 which are incurred by the Contractor:

7.2.1 In taking action to prevent threatened damage, injury or loss in case of an emergency affecting the safety of persons and property, as provided in Paragraph 10.3 of the General Conditions.

7.2.2 In repairing or correcting Work damaged or improperly executed by construction workers in the employ of the Contractor, provided such damage or improper execution did not result from the fault or negligence of the Contractor or the Contractor's foremen, engineers or superintendents, or other supervisory, administrative or managerial personnel of the Contractor.

7.2.3 In repairing damaged Work other than that described in Subparagraph 7.2.2, provided such damage did not result from the fault or negligence of the Contractor or the Contractor's personnel, and only to the extent that the cost of such repairs is not recoverable by the Contractor from others and the Contractor is not compensated therefor by insurance or otherwise.

7.2.4 In correcting defective or nonconforming Work performed or supplied by a Subcontractor or material supplier and not corrected by them, provided such defective or nonconforming Work did not result from the fault or neglect of the Contractor or the Contractor's personnel adequately to supervise and direct the Work of the Subcontractor or material supplier, and only to the extent that the cost of correcting the defective or nonconforming Work is not recoverable by the Contractor from the Subcontractor or material supplier.


                                       8
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                                        8
                           COSTS NOT TO BE REIMBURSED.

8.1     The Cost of the Work shall not include:

8.1.1 Salaries and other compensation of the Contractor's personnel stationed at the Contractor's principal office or offices other than the site office, except as specifically provided in Paragraph 7.1.1 or as may be provided in
Article 14.

8.1.2 Expenses of the Contractor's principal office and offices, except when Owner approves specific costs (i.e. pre-construction, estimating, scheduling, etc.).

8.1.3   Overhead and general expenses, except as may be expressly included in
Article 7.

8.1.4 The Contractor's capital expenses, including interest on the Contractor's capital employed for the Work.

8.1.5 Except otherwise as provided in this Agreement, costs due to the fault or negligence of the Contractor, Subcontractors, anyone directly or indirectly employed by any of them, or for whose acts any of them may be liable, including but not limited to costs for the correction of damaged, defective or nonconforming Work, disposal and replacement of materials and equipment incorrectly ordered or supplied, and making good damage to property not forming part of the Work.

8.1.6 Costs which would cause the finally adjusted Guaranteed Maximum Price to be exceeded.


                                       9
                         DISCOUNTS, REBATES AND REFUNDS.

9.1 Cash discounts obtained on payments made by the Contractor shall accrue to the Owner if (1) before making the payment, the Contractor included them in an Application for Payment and received payment therefor from the Owner, or (2) the Owner has deposited funds with the Contractor with which to make payments; otherwise, cash discounts shall accrue to the Contractor. Trade discounts, rebates, refunds and amounts received from sales of surplus materials and equipment shall accrue to the Owner, and the Contractor shall make provisions so that they can be secured. The Contractor shall notify the Owner whenever the Contractor actually becomes aware that any advance payment or deposit is required in order to obtain any discounts, rebates or refunds and allow the Owner the opportunity' to deposit such fund with the Contractor in order to obtain such discounts, rebates or refunds.


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9.2     Amounts which accrue to the Owner in accordance with the provisions of
Paragraph 9.1 shall be credited to the Owner as a deduction from the Cost of the Work.


                                       10
                       SUBCONTRACTS AND OTHER AGREEMENTS.

10.1 Those portions of the Work that the Contractor does not customarily perform with the Contractor's own personnel shall be performed under subcontracts, purchase orders, or by other appropriate agreements with the Contractor. The Contractor shall obtain bids, when the Contractor judges it reasonable to do so, for such portions of the Work from Subcontractors and from suppliers of materials or equipment fabricated especially for the Work and shall deliver such bids to the Owner and Construction Manager. Within three (3) business days of delivery of the bids, the Owner & Construction Manager will determine, with the advice of the Contractor and subject to the reasonable objection of the Architect, which bids will be accepted and the Owner & Construction Manager will notify the Contractor. The Owner may designate specific persons or entities from whom the Contractor shall obtain bids; but the Owner shall not prohibit the Contractor from obtaining bids from others. The Contractor shall not be required to contract with anyone to whom the Contractor has reasonable objection.

10.2 If a Guaranteed Maximum Price has been established and a specific bidder among those whose bids are delivered by the Contractor to the Owner (1) is recommended to the Owner by the Contractor; (2) is qualified to perform that portion of the Work; and (3) has submitted a bid which conforms to the requirements of the Contract Documents without reservations or exceptions, but the Owner requires that another bid be accepted; then the Contractor may require that a Change Order be issued to adjust the Guaranteed Maximum Price by the difference between the bid of the person or entity recommended to the Owner by the Contractor and the amount of the subcontract or other agreement actually signed with the person or entity designated by the Owner.


                                       11
                               ACCOUNTING RECORDS.

11.1 The Contractor shall keep full and detailed accounts and exercise such controls as may be necessary for proper financial management under this Contract; the accounting and control systems in place at the time of execution of this Agreement are satisfactory to the Owner and shall remain in effect for the duration of this Project. The Owner and the Owner's accountants shall be afforded access to the Contractor's records, books, correspondence, instructions, drawings, receipts, subcontracts, purchase orders, vouchers, memoranda and other data relating to this Contract, and the Contractor shall preserve these for a period of three years after final payment, or for such longer period as may be required by law.


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                                       12
                               PROGRESS PAYMENTS.

12.1 Based upon Applications for Payment submitted to the Architect by the Contractor and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Guaranteed Maximum Price to the Contractor as provided below and elsewhere in the Contract Documents.

12.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month.

12.3 Provided an Application for Payment is received by the Architect not later than the first day of the month,

12.4 Each Application of Payment shall be based Upon the Schedule of Values submitted by the Contractor in accordance with the Contract Documents. The Schedule of Values shall allocate the entire Guaranteed Maximum Price among the various portions of the Work and shall be prepared in such form and supported by such data to substantiate its accuracy as the Owner may reasonably require. This Schedule shall be used as a basis for reviewing the Contractor's Applications for Payment.

12.5 Applications for Payment shall indicate the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment.

12.6 Subject to the provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

12.6.1 Take that portion of the Guaranteed Maximum Price properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the total Guaranteed Maximum Price allocated to that portion of the Work in the Schedule of Values, less retainage of ten percent (10%) of the earned amount of Subcontracts but no retainage on amounts due the Contractor for self-performed work, fee, and general conditions. Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute may be included as provided in Subparagraph 7.3.7 of the General Conditions even though the Guaranteed Maximum Price has not yet been adjusted by Change Order.

12.6.2 Add that portion of the Guaranteed Maximum Price properly allocable to materials and equipment delivered and suitable stored at the site for subsequent incorporation in the completed construction (or, if approved in advance by the Owner and Construction Manager, suitably stored off the site at a location agreed upon in writing), without retainage.

12.6.3  Subtract the aggregate of previous payments made by the Owner: and


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12.6.4  Subtract amounts, if any, for which the Architect has withheld or nullified a Certificate of Payment as provided in Paragraph 9.5 of the General Conditions.

12.7 The progress payment amount determined in accordance with Paragraph 12.6 shall be further modified under the following circumstances:

12.7.1 Add, upon Substantial Completion of the Work, a sum sufficient to increase the total payments to one hundred percent (100%) of the Contract Sum, less such amounts as the Architect shall determine for incomplete Work as provided in Paragraph 13.2.

12.7.2 Add, if final completion of Work is thereafter materially delayed through no fault of the Contractor, any additional amounts payable in accordance with Subparagraph 9.10.3 of the General Conditions.

12.8    Reduction or limitation of retainage, if any, shall be as follows:

12.8.1 Fifty Percent Completion At fifty percent (50%) completion of the Project, provided satisfactory progress is being made, the Owner may elect not to hold any further retainage on earned amounts of Subcontracts for the remaining fifty percent (50%) of the Work. However, even if the Owner elects not to withhold further retainage on earned amounts of Subcontracts, the Contractor has the discretion whether withhold further retainage on the remaining 50% of respective Subcontractor's work.

12.8.2  Substantial Completion

        At substantial completion of the Project, the Owner and the Contractor will inspect the Project and develop a schedule of any incomplete or defective items. They will mutually agree upon the value of said incomplete or defective Work. Retainage shall then be determined at the lesser of: (1) actual retainage being withheld or (2) one hundred fifty percent (150%) of the value of the Work to he corrected or completed. As the Work is completed, the Owner will release proportional amounts of retainage to the Contractor.

12.9 Although the Contractor shall invoice on a percentage of completion basis according to an approved Schedule of Values and Major Subcontractor Invoices for the current billing period, the Contractor shall also provide to the Owner on a monthly basis cost summaries and compilations for the previous billing period. The Owner shall review such cost summaries and compilations in a timely manner and shall advise the Contractor within thirty (30) calendar days after receipt of these cost summaries and compilations if there are any cost categories which the Owner considers to be non-reimbursable under the Contract or if there are any kinds of charges or any Work for which the Owner does not intend to make payment. These issues will be resolved on a monthly basis between the Contractor and Owner so as to prevent material prejudice to both parties caused by continuing incurrence of costs which may be subject to dispute. Any adjustments required for any previous payments of nor-reimbursable costs shall he made on the following month's invoice.


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12.10   Except with the Owner's prior approval, the Contractor shall not make advance payments to suppliers for materials or equipment which have not been delivered and stored at the site.

12.11 In taking action on the Contractor's Application for Payment, the Architect shall be entitled to rely on the accuracy and completeness of the information furnished by the Contractor and shall not be deemed to represent that the Architect has made exhaustive or continuous on-site inspections or that the Architect has made examinations to ascertain how or for what purposes the Contractor has used amounts previously paid on account of the Contract

12.12 Within seven (IS) days after receipt of the Contractor's Application for Payment, the Owner shall issue a Certificate of Payment, with a copy to the Contractor. If the Owner does not issue a Certificate for Payment within seven
(15) days after receipt of the Contractor's Application for Payment, the Owner shall pay to the Contractor the amount invoiced on the Contractor's Application for Payment.

12.12.1 If the Owner does not pay by the due date the full amount of the Contractor's Application for Payment the Owner and the Contractor shall endeavor in good faith to resolve their differences over the amount due for the Application for Payment. If, after thirty (30) calendar days from the due date of payment, the Owner and the Contractor are unable to reach agreement on the amount properly due or the Owner has not paid an amount acceptable to the Contractor for the Application for Payment, the Contractor may stop all Work immediately and without further notice to the Owner. The Owner then has the option of depositing all disputed amounts into an escrow fund, established on terms mutually acceptable to the Contractor and the Owner (hereinafter referred to as the "Escrow Fund"). Upon the Owner's timely deposit of disputed amounts into the Escrow Fund, the Contractor shall continue or resume Work, subject to the provisions of this Paragraph.

12.12.2 If the Owner's Certificate of Payment is for less than the full amount originally invoiced by the Contractor, the Owner shall recite in the Certificate of Payment the reasons for any amounts being disapproved, reduced, or otherwise found not to be due. In such event, the Owner shall, within the time period set forth in Subparagraph 12.3, pay to the Contractor the amount approved in the Certificate of Payment and shall deposit into the Escrow Fund the amounts not approved by the Owner. Either party may initiate arbitration under the Expedited Procedures of the Construction Industry Arbitration Rules of the American Arbitration Association, but the Contractor, unless otherwise specifically provided in this Subparagraph 12.12, must continue Work.

12.12.3 Notwithstanding anything to the contrary herein, if the accumulated amount in the Escrow Fund exceeds $ 100,000, the Contractor may, at Its discretion, stop Work after initiation of arbitration under the Expedited Procedures pending a decision of the arbitrator until such time as the Owner pays to the Contractor an amount sufficient to bring the Escrow Fund to a balance of $100,000 or less. The Owner may elect to make payments to the Contractor of otherwise disputed amounts to maintain the Escrow Fund below the $ 100,000


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ceiling and thus avoid a stoppage of Work. In such event, the Owner may reserve its rights with respect to any such payment but only if such reservation is made in writing and delivered to the Contractor at the time of payment. If the arbitrator determines that further payments are owed to the Contractor, then the Owner shall pay such additional amount within three (3) days after the date of the arbitrator's decision.

12.12.4 In the event the Work is stopped in accordance with the foregoing, the Contract Time shall be extended for each day the Work is stopped and the Contract Sum shall be increased by the amount of the Contractor's reasonable costs of shutdown, delay and start-up, which shall be accomplished as provided in Article 7.


                                       13
                                 FINAL PAYMENT.

13.1 Final payment shall be made by the Owner to the Contractor when (1) the Contract has been substantially completed by the Contractor except for the Contractor's responsibility' to correct defective or nonconforming Work, as provided in Subparagraph 12.2.2 of the General Conditions, and to satisfy other requirements, if any, which necessarily survive final payment; and (2) a final Certificate for Payment has then been issued by the Architect. Such final payment shall be made by the Owner not more than 20 days after the issuance of the final Certificate for Payment but in no event shall the Owner's final payment be made more than 50 days after the Contractor's Application for Final Payment.

13.2 Notwithstanding the foregoing, the Owner may retain an amount equal to one hundred fifty' percent (150%) of the values established by joint agreement of the Owner and the Contractor for punch list items. Amounts withheld for each punch list item shall be paid upon completion of the item. The Contractor shall invoice for payment of completed punch list items as per the schedule provided in Subparagraph 12.8.2, and the Owner shall pay such invoices within ten (10) days of receipt.


                                       14
                            MISCELLANEOUS PROVISIONS.

14.1 Where reference is made in this Agreement to a provision of the General Conditions or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

14.2 Payments due and unpaid under the Contract shall hear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.

14.3 Where reference is made in this Agreement to Architect, it shall mean Owner and/or Construction Manager.

14.3.1 This Contract may not be assigned by either party hereto without the express written consent of the other, except as follows:

14.3.2 In view of the fast-track nature of the Project and the Owner's desire for the Contractor to price Items of Work before design documents have been fully completed, the Contractor shall add a Contingency Amount of three and on-half percent (3.5%) to the final pricing for each separate Item of Work when converted from an Owner Allowance to a component of the GMP, pursuant to Paragraph 5.5 of this Agreement. These Contingency Amounts are for the exclusive use and benefit of the Contractor for performance of Work after GMP pricing has been provided. Upon written notice, the Contractor may apply these Contingency amounts to unexpected difficulties, estimating errors, unforeseen expenses, and any other causes for cost overruns in the performance of Work included in the Contractor's GMP pricing. Contingency Amounts may not be used for Changes in the Work or other costs for which the Contractor is entitled to an adjustment in the GMP pursuant to the Contract Documents.

14.3.3 Nothing in the Agreement or other Contract Documents is intended nor may be construed to waive, abridge, or adversely affect the Contractor's right to make the Contractor's actual receipt of payment from the Owner a condition precedent to the Contractor's payment (whether progress, final, or any other payment) to Subcontractors, suppliers, or other contractees. If the Contractor or its contractees are required to submit affidavits of payment, waivers of rights, releases of claims, or the like, such requirements will not be deemed effective as to unpaid contract balances and retainage until payment for same is actually received by the Contractor from the Owner.


                                       15
                           TERMINATlON OR SUSPENSION.

15.1 If the Contract is terminated by the Contractor as provided in Article 14 of the General Conditions, the Owner shall pay the Contractor within thirty
(30) days of such termination all amounts set forth in Subparagraph 14.1.2 of the General Conditions and all other additional costs generally recognizable in Terminations for Convenience of federal government contracts, including such costs as follow: reasonable costs of terminating and settling subcontracts and purchase orders, including restocking charges as may be applicable; reasonable costs of demobilizing for the site; costs of reassignment and relocation of personnel; reasonable storage, transportation, and other costs incurred reasonably necessary for the presentation, protection, or disposition of equipment, materials, and inventory; costs reasonably necessary to prepare a termination settlement proposal and supporting data; and an additional termination fee which is fair and reasonable under the circumstances with due regard to the Contractor's investment of resources, organization, and management attention to the subject Project in anticipation of performing the Project to completion. The amount of termination fee shall he at the discretion of the Owner.

15.2    The Contract may be terminated by the Owner for cause as provided in
Article 14 of the General Conditions; however, the Owner shall then pay the Contractor an amount calculated as follows:

15.2.1 Take the Cost of the Work incurred by the Contractor to the date of termination or for which the Contractor has become obligated as of the date notice of termination is received and add costs reasonably necessary for demobilization, for disposition of equipment, materials, and other property, for site clean-up and remediation, and otherwise directly related to the termination.

15.2.2 Add the Contractor's Fee computed upon the Cost of the Work to the date of termination at the rate stated in Paragraph 5.5.

15.2.3  Subtract the aggregate of previous payments made by the Owner.

15.2.4 The Owner shall also pay the Contractor fair compensation, either by purchase or rental at the election of the Owner, for any equipment owned by the Contractor which the Owner elects to retain and which is not otherwise included in the Cost of the Work. To the extent that the Owner elects to take legal assignment of subcontracts and purchase orders (including rental agreements), the Contractor shall, as a condition of receiving the payments referred to in this Article 15, execute and deliver all such papers and take all such steps, including the legal assignment of such subcontracts and other contractual rights of the Contractor, as the Owner may require for the purpose of fully vesting in the Owner the rights and benefits of the Contractor under such subcontracts or purchase orders.

15.3 The Work may he suspended by the Owner as provided in Article 14 of the General Conditions; in such case, the GMP, if any, shall be increased as provided in Subparagraph 14.3.2 of the General Conditions except that the term "cost of performance of the Contract" in that Subparagraph shall be understood to mean the Cost of the Work and the term "profit" shall be understood to mean the Contractor's Fee as described in Paragraph 5.6 of this Agreement.


                                       16
                       ENUMERATlON OF CONTRACT DOCUMENTS.

16.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

16.1.1 The Agreement (sometimes referred to as "Contract") is this executed Agreement between the Owner and Contractor.

16.1.2 The General Conditions are the General Conditions of the Contract for Construction, AlA Document A201, 1987 Edition.

16.1.3 The Supplementary and other Conditions of the Contract are those contained in the attachment hereto entitled Supplementary Conditions attached hereto as Exhibit "8".

Document                        Title                                  Pages







16.1.4  The Specifications are as follows:
(Either list the Specifications here or refer to an Exhibit attached to this Agreement)

Section                         Title                                  Pages

                [Not available as of the date of this Agreement].



16.1.5 The Drawings are as follows, and are dated unless a different date is shown below: (Either list the Drawings here or refer to an exhibit attached to this Agreement.)

Number                          Title                                  Date




        The drawings available to the Contractor for GMP pricing of the Site Work and the Utility' Relocation work are listed in Exhibit "C". No other drawings have been made available to the Contractor for final pricing.

16.1.6  The Addenda, if any, are as follows:

Number                          Date                                   Pages

                [Not available as of the date of this Agreement].



16.1.7 Other Documents, if any, forming part of the Contract Documents are as follows: (List hen any additional documents which are intended to form part of the Contract Documents. The General Conditions provide that bidding requirements such as advertisement or invitation to bid, Instructions to Bidders. sample forms and the Contractors bid are not pan of the Contract Documents unless enumerated in this Agreement. They should be list"d hen only if intended to he part of the Contract Documents.)

This Agreement is entered into as of the day and year first written above and is executed in at least three original copies of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.


OWNER                                 CONTRACTOR

ROBINSON PROPERTY GROUP,              CHARLES N. WHITE CONSTRUCTION COMPANY
  A LIMITED PARTNERSHIP and
  HORSESHOE GAMING, INC.


------------------------------        ---------------------------------------
(Signature)                           (Signature)





General Partner                       Charles N. White, Chief Executive Officer
(Printed Name and Title)              (Printed Name and Title)

                      BREAKDOWN OF INITIAL, PROVISIONAL GMP


Item of Work                                        Price                 Owner
------------                                        Component             Allowance
                                                    of GMP                ---------
                                                    ---------

Binion Horseshoe Casino Addition                                        $       1
     and Renovations

Hotel Tower                                                             $       1

Entertainment Complex (included in Hotel)                               $      --

Parking Deck                                      $ 4,888,773*

Administration Building Addition                                        $       1

Fire Protection for Existing                      $    90,910

Site Work                                         $ 3,855,205

Utility Relocation Work                           $   800,965

Contractor's General Conditions                   $ 2,689,690
                                                  -----------           -------------

                                                  $12,325,543           $       3

Subtotal of Priced Components of GMP                                    $ 12,325,543
Subtotal of Owner Allowances                                            $       3

                                                                        ============
Initial Provisional Guaranteed Maximum
         Price (Paragraph 5.2 of Agreement)                             $ 12,325,546


*    INCOMPLETE PRICING


                                   Exhibit "A"

           BlNlON HORSESHOE CASINO COMPLEX ADDITIONS AND RENOVATIONS

                                   EXHIBIT "B"

                            SUPPLEMENTARY CONDITIONS

                                       TO

                                CONTRACT BETWEEN
               ROBINSON PROPERTY GROUP, a Limited Partnership, and
                           Horseshoe Gaming, Inc. and
                      CHARLES N. WHITE CONSTRUCTION COMPANY

                             DATED August 6th, 1996


CHANGES TO GENERAL CONDITIONS

1.01    GENERAL

A. The following supplements modify, change, delete from or add to the "General Conditions of the Contract for Construction," AIA Document A201, Fourteenth Edition, 1987. Where an Article, Paragraph, Subparagraph or Clause contained in the General Conditions is modified or deleted by these Supplementary Conditions, the unaltered provisions of that Article, Paragraph, Subparagraph or Clause shall remain in effect.

1.02    ARTICLE 3 - CONTRACTOR

A.      Paragraph 3.18 INDEMNIFICATION

        1.      Subparagraph 3.18.1: Delete all references in Subparagraph
                3.18.1 to the Contractor's indemnification of the Architect, the Architect's consultants, or anyone employed by the Architect. The Contractor's indemnity extends only to the Owner.


1.03    ARTICLE 4 - ADMINISTRATION OF THE CONTRACT

A.      Paragraph 4.2 ARCHITECT'S ADMINISTRATION OF THE CONTRACT

        1. Subparagraph 4.2.4: Subparagraph 4.2.4 is amended by deleting the first sentence thereof and substituting in place thereof the following sentence:


                                   Exhibit "B"

                Owner and Contractor are authorized to communicate directly regarding administration of the Contract Documents and shall endeavor to advise Architect of the resolution of all material issues regarding the Contract Documents.

1.04    ARTICLE 9 - PAYMENTS AND COMPLETION

A.      Paragraph 9.7 FAILURE OF PAYMENT

        1. Subparagraph 9.7.1: Subparagraph 9.7.1 is amended by deleting the first sentence and substituting the following:

                If the Owner does not pay the Contractor in accordance with Articles 12 and 13 of the Agreement, the Contractor may stop the Work in accordance with procedures set forth in Paragraph 12.12 of the Agreement until payment of the amount owing has been received.

B.      Paragraph 9.10 FINAL COMPLETION AND FINAL PAYMENT

        1. Subparagraph 9.10.2: In Subparagraph 9.10.2, modify the language in item "(1)" in the third through seventh lines as follows:

                (1) an affidavit that payrolls, bills for materials and equipment, and other indebtedness connected with the Work for which the Owner or Owner's property might be responsible or encumbered (less amounts withheld by Owner) have been paid or will be paid as follows: (i) with respect to previous Applications for Payment for which the Contractor has been paid in full, such indebtedness has been paid or otherwise satisfied and (ii) with respect to the Application for Final Payment or other Applications for Payment for which the Contractor has not received full payment, such indebtedness will be paid only, as a condition precedent, after the Contractor's actual receipt of full payment from the Owner.

C.      Add a new Paragraph 9.11 CONDITIONED PAYMENTS

        1.      Add a new Subparagraph 9.11.1 as follows:

                9.11.1 Nothing in the Agreement or other Contract Documents is intended nor may be construed to waive, abridge, or adversely affect the Contractor's right to make the Contractor's actual receipt of payment from the Owner a condition precedent to the Contractor's payment (whether progress, final, or any other payment) to Subcontractors, suppliers, or other contractees. If the Contractor or its contractees are required to submit affidavits of payment, waivers of rights, releases of claims, or the like, such requirements will not he deemed effective as to unpaid contract balances and retainage until payment for the same is actually received by the Contractor from the Owner.

                                   Exhibit "B"

1.05    ARTICLE 13 - MISCELLANEOUS PROVISIONS

A.      Paragraph 13.3 WRITTEN NOTICE

        1. Subparagraph 13.3.1: Delete Subparagraph 13.3.1 in its entirety and substitute the following:

                13.3.1 All notices, demands and other communications required or permitted hereunder shall be made in writing and be deemed communicated on the date when delivered in person or when delivered, if mailed by certified mail, return receipt requested, postage prepaid, or by courier delivery addressed as follows:

                Owner: Robinson Property Group, a Limited Partnership and Horseshoe Gaming, Inc.
                             128 East Freemont
                             Las Vegas, Nevada 89101
                             Attn: ____________

                Contractor:  Charles N. White Construction Company
                             Post Office Box 656
                             Clarksdale, Mississippi 38614
                             Attn: Charles N. White, Chairman

                Architect:   Reaves & Sweeney, Inc.
                             5118 Park Avenue
                             Suite 400
                             Memphis, Tennessee 38117
                             Attn: ______________

                or to such other address as either Owner, Contractor or the Architect may designate by notice to the other.

B.      Paragraph 13.7 COMMENCEMENT OF STATUTORY LIMITATION PERIOD

        1. Subparagraph 13.7.1: Delete Subparagraph 13.7.1 in its entirety.

1.06    ARTICLE 14 - TERMINATION OR SUSPENSION OF THE CONTRACT

A.      Add a new Subparagraph 14.2.5 as follows:

                14.2.5 Notwithstanding anything to the contrary herein, the Owner shall give the Contractor written notice of grounds for termination for cause and afford the Contractor a reasonable opportunity to cure before exercising any rights or remedies under Paragraph 14.

                                   Exhibit "B"

OWNER:                              CONTRACTOR:

ROBINSON PROPERTY GROUP, CHARLES N. WHITE CONSTRUCTION COMPANY a Limited
 Partnership and
 Horseshoe Gaming, Inc.



----------------------------        -----------------------------
BY:                                 BY:   Charles N. White
    Director of Dev.                Its:  Chairman



                                  Exhibit "B"

           BINION HORSESHOE CASINO COMPLEX ADDITIONS AND RENOVATIONS

                                   EXHIBIT "C"


                            SUPPLEMENTARY CONDITIONS

                                       TO

                                CONTRACT BETWEEN
               ROBINSON PROPERTY GROUP, a Limited Partnership, and
                           Horseshoe Gaming, Inc. and
                      CHARLES N. WHITE CONSTRUCTION COMPANY


                             DATED August 6th, 1996.


LIST OF DRAWINGS USED BY THE CONTRACTOR FOR GMP PRICING OF THE SITE WORK AND THE UTILITY RELOCATION WORK:



Bid Package 1 - Utility relocation

C100    dated 25 April 1996
C101    dated 25 April 1996   6/05/96 Rev.2
C200    dated 25 April 1996
C201    dated 10 July 1996    8/06/96 Rev.5
C504    dated 25 April 1996
C505    dated 25 April 1996
C506    dated 05 June 1996
C507    dated 05 June 1996
ES101   dated 19 ApriI 1996
ES102   dated 19 Apri1 1996


Bid Package 2 - Sitework

C100    dated 25 April 1996
C101    dated 25 April 1996   6/05/96 Rev. 2
C102    dated 25 April 1996   8/06/96 Rev. 2
C103    dated 25 April 1996
C200    dated 25 April 1996
C201    dated 25 April 1996   8/06/96 Rev. 5

                                   Exhibit "C"

C300    dated 25 April 1996
C301    dated 25 April 1996   8/06/96 Rev. 1
C302    dated 05 June 1996    Rev. 1
C303    dated 05 June 1996    8/06/96 Rev 2
C304    dated 04 June 1996    Rev. 1
C500    dated 23 July 1996    Rev. 2
C501    dated 30 June 1996    Rev. 2
C502    dated 10 July 1996    Rev 3
C503    dated 30 June 1996    Rev 3
C504    dated 25 April 1996
C505    dated 25 April 1996
C506    dated 05 June 1996    Rev. 1
C507    dated 05 June 1996    Rev. 1
C508    dated 25 April 1996
C509    dated 10 May 1996     8/06/96 Rev. 2
C510    dated 10 May 1996     8/06/96 Rev. 2
C511    dated 25 April 1996
C512    dated 05 June 1996    Rev. 1
C513    dated 10 May 1996     Rev.1
ES101   dated 25 April 1996
ES102   dated 25 April 1996

Specifications covering site Development for Horseshoe Casino and Hotel:

        Addendum No. 1                 5/14/96
        Addendum No. 2                 5/21/96





Owner:                                   Contractor:

Robinson Property Group, a Limited       Charles N. White Construction Company
        Partnership and Horseshoe
        Gaming, Inc.


---------------------------------        --------------------------------------
BY:                                      BY:  Charles N. White
        Director of Dev.                 Its:   Chief Executive Officer


                                   Exhibit "C"

-------------------------------------------------------------------------------------------------------------
CHANGE ORDER
-------------------------------------------------------------------------------------------------------------

PROJECT:       Horseshoe Casino Complex Additions & Renovations                              DISTRIBUTION TO:
               Robinsonville, Mississippi                                                               OWNER
                                                                                                   CONTRACTOR
                                                                                              PROJECT MANAGER

OWNER:         Robinson Property Group, a Limited Partnership and
               Horseshoe Gaming, Inc.
               128 East Freemont
               Las Vegas, Nevada 89101
               (800) 237 6537   Fax (702) 366-7342
CONTRACTOR:    Charles White Construction Company                 Change Order Number:                      1
               115 Issaquena                                      Date of this Change Order:         01/09/97
               Clarksdale, MS 38614                               Date of Contract:                  08/06/96
               (601) 627-4705   Fax (601) 627-3546

The Contract between the Owner and Contractor is changed as follows:
-------------------------------------------------------------------------------------------------------------
The following approved Request For Changes (RFC's) were already included in the existing contract:
-------------------------------------------------------------------------------------------------------------
RFC's - #1, #2, #3, #4, #5, #6, #7, #8, #9, #10, #11, #13, #14, #16, #18 & #21 = $12,325,546.00.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
The following previously approved RFC's are to be added to the contract by this Change Order:
-------------------------------------------------------------------------------------------------------------
RFC#22 Credit Rip Rap =             ($48,945.00)          RFC#23 Parking Lot Lights =             $24,447.00
-------------------------------------------------------------------------------------------------------------
RFC#12 Temp. Generator =            $2,690.00             RFC#19 Garage Piles =                  $777,410.00
-------------------------------------------------------------------------------------------------------------
RFC#20 Hotel Piles =                $516,451.00           RFC#24 Credit Pile Wall =              ($58,574.00)
-------------------------------------------------------------------------------------------------------------
RFC#27 Grease Trap =                $1,066.00             TOTAL THIS CHANGE ORDER              $1,214,545.00
-------------------------------------------------------------------------------------------------------------
This Change Order is not valid until signed by the Owner and Contractor or their assigns.
-------------------------------------------------------------------------------------------------------------

1.   The original contract amount (Guaranteed Maximum Price) was:          1.                 $12,325,546.00
                                                                          -----------------------------------
2.   Net change by previously authorized Change Orders:                    2.                          $0.00
                                                                          -----------------------------------
3.   The Guaranteed Maximum Price prior to this Change Order:              3.                 $12,325,546.00
                                                                          -----------------------------------
4.   The Guaranteed Maximum Price will be increased by this Change Order
     in the amount of:                                                     4.                  $1,214,545.00
                                                                          -----------------------------------
5.   The new Guaranteed Maximum Price including this Change Order will
     be:                                                                   5.                 $13,540,091.00
                                                                          -----------------------------------
6.   The Contract Time will be increased by:                               6.                           Zero
                                                                          -----------------------------------
7.   The date of Substantial Completion as of the date of this Change
     Order is:                                                             7.                  Be Determined
                                                                          -----------------------------------

                                     ------------------------------------------------------------------------
PROJECT MANAGER                       OWNER                                CONTRACTOR
                                     ------------------------------------------------------------------------
The MATHIS Group, Inc.                Horseshoe Gaming, Inc.               Charles White Const. Co. Inc.
13313 S.W. Frwy. #286                 1021 Casino Center Drive             115 Issaquena
Sugarland, TX 77478                   Robinsonville, MS 38664              Clarksdale, MS 38614

ARCHITECT

Friedmutter & Associates              By:________________________________  By:________________________________
4385 South Polaris, #100              Date:______________________________  Date:______________________________
Las Vegas, NV 89103

-------------------------------------------------------------------------------------------------------------
CHANGE ORDER
-------------------------------------------------------------------------------------------------------------

PROJECT:       Horseshoe Casino Complex Additions & Renovations                              DISTRIBUTION TO:
               Robinsonville, Mississippi                                                               OWNER
                                                                                                   CONTRACTOR
                                                                                              PROJECT MANAGER

OWNER:         Robinson Property Group, a Limited Partnership and
               Horseshoe Gaming, Inc.
               128 East Freemont
               Las Vegas, Nevada 89101
               (800) 237 6537   Fax (702) 366-7342
CONTRACTOR:    Charles White Construction Company                 Change Order Number:                      2
               115 Issaquena                                      Date of this Change Order:         01/09/97
               Clarksdale, MS 38614                               Date of Contract:                  08/06/96
               (601) 627-4705   Fax (601) 627-3546

The Contract between the Owner and Contractor is changed as follows:
-------------------------------------------------------------------------------------------------------------
The following previously approved RFC's are to be added to the contract by this Change Order:
-------------------------------------------------------------------------------------------------------------
RFC#28 Casino Steel Barge =         $1,665,356.00         RFC#33 Casino Mooring =                $533,596.00
-------------------------------------------------------------------------------------------------------------
RFC#29 Utility Additions =          $1,320.00             RFC#26 Hotel Piles =                   $469,048.00
-------------------------------------------------------------------------------------------------------------
RFC#30 Credit Utility Items =       ($37,207.00)          RFC#34 Road Maintenance =               $28,185.00
-------------------------------------------------------------------------------------------------------------
RFC#15 Credit Duct Bank =           ($78,468.00)          RFC#35 Credit Sleeves =               ($28,033.00)
-------------------------------------------------------------------------------------------------------------
RFC#25 Garage Piles =               $1,217,725.00         RFC#36 Credit Sewer =                  ($3,188.00)
-------------------------------------------------------------------------------------------------------------
RFC#31 Credit Off Loading =         ($2,653.00)           RFC#38 Garage Metals =                 $120,049.00
-------------------------------------------------------------------------------------------------------------
RFC#32 Credit Sewer Main =          ($10,055.00)          TOTAL THIS CHANGE ORDER              $3,375,675.00
-------------------------------------------------------------------------------------------------------------
This Change Order is not valid until signed by the Owner and Contractor or their assigns.
-------------------------------------------------------------------------------------------------------------

1.   The original contract amount (Guaranteed Maximum Price) was:          1.                 $12,325,546.00
                                                                          -----------------------------------
2.   Net change by previously authorized Change Orders:                    2.                  $1,214,545.00
                                                                          -----------------------------------
3.   The Guaranteed Maximum Price prior to this Change Order:              3.                 $13,540,091.00
                                                                          -----------------------------------
4.   The Guaranteed Maximum Price will be increased by this Change Order
     in the amount of:                                                     4.                  $3,375,675.00
                                                                          -----------------------------------
5.   The new Guaranteed Maximum Price including this Change Order will
     be:                                                                   5.                 $16,915,766.00
                                                                          -----------------------------------
6.   The Contract Time will be increased by:                               6.                          Zero
                                                                          -----------------------------------
7.   The date of Substantial Completion as of the date of this Change
     Order is:                                                             7.                  Be Determined
                                                                          -----------------------------------

                                     ------------------------------------------------------------------------
PROJECT MANAGER                       OWNER                                CONTRACTOR
                                     ------------------------------------------------------------------------
The MATHIS Group, Inc.                Horseshoe Gaming, Inc.               Charles White Const. Co. Inc.
13313 S.W. Frwy. #286                 1021 Casino Center Drive             115 Issaquena
Sugarland, TX 77478                   Robinsonville, MS 38664              Clarksdale, MS 38614

ARCHITECT

Friedmutter & Associates              By:________________________________  By:________________________________
4385 South Polaris, #100              Date:______________________________  Date:______________________________
Las Vegas, NV 89103

-------------------------------------------------------------------------------------------------------------
CHANGE ORDER
-------------------------------------------------------------------------------------------------------------

PROJECT:       Horseshoe Casino Complex Additions & Renovations                              DISTRIBUTION TO:
               Robinsonville, Mississippi                                                               OWNER
                                                                                                   CONTRACTOR
                                                                                              PROJECT MANAGER

OWNER:         Robinson Property Group, a Limited Partnership and
               Horseshoe Gaming, Inc.
               128 East Freemont
               Las Vegas, Nevada 89101
               (800) 237 6537   Fax (702) 366-7342
CONTRACTOR:    Charles White Construction Company                 Change Order Number:                      3
               115 Issaquena                                      Date of this Change Order:         01/09/97
               Clarksdale, MS 38614                               Date of Contract:                  08/06/96
               (601) 627-4705   Fax (601) 627-3546

The Contract between the Owner and Contractor is changed as follows:
-------------------------------------------------------------------------------------------------------------
The following previously approved RFC's are to be added to the contract by this Change Order:
-------------------------------------------------------------------------------------------------------------
RFC#39 Hotel Misc. Metals =         $606,749.00           RFC#45 Gar. Pile Increase =             $69,867.00
-------------------------------------------------------------------------------------------------------------
RFC#40 Perf. Aug. Cst. Piles =      $70,088.00            RFC#46 Hot. Pile Increase =             $54,383.00
-------------------------------------------------------------------------------------------------------------
RFC#37 Hotel Structure =            $4,607,151.00         RFC#47 Perf. Pile Fly Ash =            ($1,420.00)
-------------------------------------------------------------------------------------------------------------
RFC#44 Erosion Control =            $407,319.00           RFC#48 Gar. Found Chgs =                $79,025.00
-------------------------------------------------------------------------------------------------------------
RFC#41 Striping West Lot =          $570.17               RFC#49 Pk. Gar. Top Slab =             $753,355.00
-------------------------------------------------------------------------------------------------------------
RFC#42 Beam@Basin Wall =            $742.00               RFC#17 Temp. Lights =                    $4,563.00
-------------------------------------------------------------------------------------------------------------
RFC#43 Repair Adm. Sidewalk =       $494.00               TOTAL THIS CHANGE ORDER              $6,652,886.17
-------------------------------------------------------------------------------------------------------------
This Change Order is not valid until signed by the Owner and Contractor or their assigns.
-------------------------------------------------------------------------------------------------------------

1.   The original contract amount (Guaranteed Maximum Price) was:          1.                 $12,325,546.00
                                                                          -----------------------------------
2.   Net change by previously authorized Change Orders:                    2.                  $4,590,220.00
                                                                          -----------------------------------
3.   The Guaranteed Maximum Price prior to this Change Order:              3.                 $16,915,766.00
                                                                          -----------------------------------
4.   The Guaranteed Maximum Price will be increased by this Change Order
     in the amount of:                                                     4.                  $6,652,886.17
                                                                          -----------------------------------
5.   The new Guaranteed Maximum Price including this Change Order will
     be:                                                                   5.                 $23,568,652.17
                                                                          -----------------------------------
6.   The Contract Time will be increased by:                               6.                      Zero Days
                                                                          -----------------------------------
7.   The date of Substantial Completion as of the date of this Change
     Order is:                                                             7.                        8/31/97
                                                                          -----------------------------------

                                     ------------------------------------------------------------------------
PROJECT MANAGER                       OWNER                                CONTRACTOR
                                     ------------------------------------------------------------------------
The MATHIS Group, Inc.                Horseshoe Gaming, Inc.               Charles White Const. Co. Inc.
13313 S.W. Frwy. #286                 1021 Casino Center Drive             115 Issaquena
Sugarland, TX 77478                   Robinsonville, MS 38664              Clarksdale, MS 38614

ARCHITECT

Friedmutter & Associates              By:________________________________  By:________________________________
4385 South Polaris, #100              Date:______________________________  Date:______________________________
Las Vegas, NV 89103

-------------------------------------------------------------------------------------------------------------
CHANGE ORDER
-------------------------------------------------------------------------------------------------------------

PROJECT:       Horseshoe Casino Complex Additions & Renovations                              DISTRIBUTION TO:
               Robinsonville, Mississippi                                                               OWNER
                                                                                                   CONTRACTOR
                                                                                              PROJECT MANAGER

OWNER:         Robinson Property Group, a Limited Partnership and
               Horseshoe Gaming, Inc.
               128 East Freemont
               Las Vegas, Nevada 89101
               (800) 237 6537   Fax (702) 366-7342
CONTRACTOR:    Charles White Construction Company                 Change Order Number:                      4
               115 Issaquena                                      Date of this Change Order:         01/09/97
               Clarksdale, MS 38614                               Date of Contract:                  08/06/96
               (601) 627-4705 Fax (601) 627-3546

The Contract between the Owner and Contractor is changed as follows:
-------------------------------------------------------------------------------------------------------------
RFC#50 Casino Struct. Steel =       $265,301.00           RFC#60 Hotel Steel Angles =          ($138,615.00)
-------------------------------------------------------------------------------------------------------------
RFC#53 Elect. Start-Up Power =      ($84,783.00)          RFC#61 Hotel Struct. VE =              $341,963.00
-------------------------------------------------------------------------------------------------------------
RFC#54 Increase Print. Allow =      $22,446.00            RFC#62 GC's for Mech. =                $883,730.00
-------------------------------------------------------------------------------------------------------------
RFC#55 Tax Casino Barge =           ($62,857.00)          RFC#63 GC's for Elect. =               $568,919.00
-------------------------------------------------------------------------------------------------------------
RFC#56 Hotel Elevators =            $918,079.00           RFC#64 Gar. Elev. Upgrades =             $9,032.00
-------------------------------------------------------------------------------------------------------------
RFC#57 Topping Slab Bond =          ($11,151.00)          RFC#65 Basin Wall Gangway =             $21,882.00
-------------------------------------------------------------------------------------------------------------
RFC#58 CPM Scheduler =              ($27,882.00)          RFC#67 Casino Brg. Wtr. Dr. =           $51,303.00
-------------------------------------------------------------------------------------------------------------
RFC#59 Misc. Directive Cost =        $27,882.00           TOTAL THIS CHANGE ORDER              $2,785,249.00
-------------------------------------------------------------------------------------------------------------
This Change Order is not valid until signed by the Owner and Contractor or their assigns.
-------------------------------------------------------------------------------------------------------------

1.   The original contract amount (Guaranteed Maximum Price) was:          1.                 $12,325,546.00
                                                                          -----------------------------------
2.   Net change by previously authorized Change Orders:                    2.                 $11,243,106.17
                                                                          -----------------------------------
3.   The Guaranteed Maximum Price prior to this Change Order:              3.                 $23,568,652.17
                                                                          -----------------------------------
4.   The Guaranteed Maximum Price will be increased by this Change Order
     in the amount of:                                                     4.                  $2,785,249.00
                                                                          -----------------------------------
5.   The new Guaranteed Maximum Price including this Change Order will
     be:                                                                   5.                 $26,353,901.17
                                                                          -----------------------------------
6.   The Contract Time will be increased by:                               6.                      Zero Days
                                                                          -----------------------------------
7.   The date of Substantial Completion as of the date of this Change
     Order is:                                                             7.                        8/31/97
                                                                          -----------------------------------

                                     ------------------------------------------------------------------------
PROJECT MANAGER                       OWNER                                CONTRACTOR
                                     ------------------------------------------------------------------------
The MATHIS Group, Inc.                Horseshoe Gaming, Inc.               Charles White Const. Co. Inc.
13313 S.W. Frwy. #286                 1021 Casino Center Drive             115 Issaquena
Sugarland, TX 77478                   Robinsonville, MS 38664              Clarksdale, MS 38614

ARCHITECT

Friedmutter & Associates              By:________________________________  By:________________________________
4385 South Polaris, #100              Date:______________________________  Date:______________________________
Las Vegas, NV 89103

-------------------------------------------------------------------------------------------------------------
CHANGE ORDER
-------------------------------------------------------------------------------------------------------------

PROJECT:       Horseshoe Casino Complex Additions & Renovations                              DISTRIBUTION TO:
               Robinsonville, Mississippi                                                               OWNER
                                                                                                   CONTRACTOR
                                                                                              PROJECT MANAGER

OWNER:         Robinson Property Group, a Limited Partnership and
               Horseshoe Gaming, Inc.
               128 East Freemont
               Las Vegas, Nevada 89101
               (800) 237 6537   Fax (702) 366-7342
CONTRACTOR:    Charles White Construction Company                 Change Order Number:                      5
               115 Issaquena                                      Date of this Change Order:         04/21/97
               Clarksdale, MS 38614                               Date of Contract:                  08/06/96
               (601) 627-4705 Fax (601) 627-3546

The Contract between the Owner and Contractor is changed as follows:
-------------------------------------------------------------------------------------------------------------
The following previously approved RFC's are to be added to the contract by this
Change Order:
-------------------------------------------------------------------------------------------------------------
RFC#68 Credit Garage FDC =          ($4,575.00)           RFC#73 Water Well =                     $14,316.00
-------------------------------------------------------------------------------------------------------------
RFC#69 Central Plant Building =     $40,652.00            RFC#76 Relocate Trans. =                $12,941.00
-------------------------------------------------------------------------------------------------------------
RFC#51 Garage Finishes =            $2,140,537.00         RFC#78 Credit RFC #67 =               ($49,354.00)
-------------------------------------------------------------------------------------------------------------
RFC#70 Credit Casino Tax =          ($1,949.00)           RFC#79 Credit water Door =               ($760.00)
-------------------------------------------------------------------------------------------------------------
RFC#52 Admin. Building =            $3,327,801.00         RFC#80 Credit Mark up =              ($136,572.00)
-------------------------------------------------------------------------------------------------------------
RFC#71 Credit Garage Sealer =       ($265.00)             RFC#81 Casino Steel =                   $15,546.00
-------------------------------------------------------------------------------------------------------------
RFC#72 Hotel Ext. Glass =           $2,777,466.00         TOTAL THIS CHANGE ORDER              $8,135,784.00
-------------------------------------------------------------------------------------------------------------
This Change Order is not valid until signed by the Owner and Contractor or their assigns.
-------------------------------------------------------------------------------------------------------------

1.   The original contract amount (Guaranteed Maximum Price) was:          1.                 $12,325,546.00
                                                                          -----------------------------------
2.   Net change by previously authorized Change Orders:                    2.                 $14,028,355.17
                                                                          -----------------------------------
3.   The Guaranteed Maximum Price prior to this Change Order:              3.                 $26,353,901.17
                                                                          -----------------------------------
4.   The Guaranteed Maximum Price will be increased by this Change Order
     in the amount of:                                                     4.                  $8,135,784.00
                                                                          -----------------------------------
5.   The new Guaranteed Maximum Price including this Change Order will
     be:                                                                   5.                 $34,489,685.17
                                                                          -----------------------------------
6.   The Contract Time will be increased by:                               6.                      Zero Days
                                                                          -----------------------------------
7.   The date of Substantial Completion as of the date of this Change
     Order is:                                                             7.                        11/1/97
                                                                          -----------------------------------

                                     ------------------------------------------------------------------------
PROJECT MANAGER                       OWNER                                CONTRACTOR
                                     ------------------------------------------------------------------------
The MATHIS Group, Inc.                Horseshoe Gaming, Inc.               Charles White Const. Co. Inc.
13313 S.W. Frwy. #286                 1021 Casino Center Drive             115 Issaquena
Sugarland, TX 77478                   Robinsonville, MS 38664              Clarksdale, MS 38614

ARCHITECT

Friedmutter & Associates              By:________________________________  By:________________________________
4385 South Polaris, #100              Date:______________________________  Date:______________________________
Las Vegas, NV 89103

-------------------------------------------------------------------------------------------------------------
CHANGE ORDER
-------------------------------------------------------------------------------------------------------------

PROJECT:       Horseshoe Casino Complex Additions & Renovations                              DISTRIBUTION TO:
               Robinsonville, Mississippi                                                               OWNER
                                                                                                   CONTRACTOR
                                                                                              PROJECT MANAGER

OWNER:         Robinson Property Group, a Limited Partnership and
               Horseshoe Gaming, Inc.
               128 East Freemont
               Las Vegas, Nevada 89101
               (800) 237 6537   Fax (702) 366-7342
CONTRACTOR:    Charles White Construction Company                 Change Order Number:                      6
               115 Issaquena                                      Date of this Change Order:         04/21/97
               Clarksdale, MS 38614                               Date of Contract:                  08/06/96
               (601) 627-4705 Fax (601) 627-3546

The Contract between the Owner and Contractor is changed as follows:
-------------------------------------------------------------------------------------------------------------
The following previously approved RFC's are to be added to the contract by this
Change Order:
-------------------------------------------------------------------------------------------------------------
RFC#74 Casino Steel =               $27,838.00            RFC#88 Hotel Electrical =            $3,545,400.00
-------------------------------------------------------------------------------------------------------------
RFC#82 Credit Access Road =         ($14,833.00)          RFC#89 Hotel Ext. Glass =            $1,741,094.00
-------------------------------------------------------------------------------------------------------------
RFC#83 Access Road Allow =          $14,833.00            RFC#75 Hotel EIFS =                  $1,673,151.44
-------------------------------------------------------------------------------------------------------------
RFC#84 Credit RFC #52 =             ($3,327,801.00)       RFC#90 Hotel Fire Prot =               $563,891.00
-------------------------------------------------------------------------------------------------------------
RFC#85 Admin. Foundation =          $186,931.00           RFC#91 Hotel Wind Wash =                $66,550.00
-------------------------------------------------------------------------------------------------------------
RFC#86 Admin. Steel =               $220,178.00           RFC#92 Casino Ext. Shell =             $468,860.00
-------------------------------------------------------------------------------------------------------------
RFC#87 Hotel Mechanical =           $6,127,081.00         TOTAL THIS CHANGE ORDER             $11,293,173.44
-------------------------------------------------------------------------------------------------------------
This Change Order is not valid until signed by the Owner and Contractor or their assigns.
-------------------------------------------------------------------------------------------------------------

8.   The original contract amount (Guaranteed Maximum Price) was:          1.                 $12,325,546.00
                                                                          -----------------------------------
9.   Net change by previously authorized Change Orders:                    2.                 $22,164,139.17
                                                                          -----------------------------------
10.  The Guaranteed Maximum Price prior to this Change Order:              3.                 $34,489,685.17
                                                                          -----------------------------------
11.  The Guaranteed Maximum Price will be increased by this Change Order
     in the amount of:                                                     4.                 $11,293,173.44
                                                                          -----------------------------------
12.  The new Guaranteed Maximum Price including this Change Order will
     be:                                                                   5.                 $45,782,858.61
                                                                          -----------------------------------
13.  The Contract Time will be increased by:                               6.                      Zero Days
                                                                          -----------------------------------
14.  The date of Substantial Completion as of the date of this Change
     Order is:                                                             7.                        11/1/97
                                                                          -----------------------------------

                                     ------------------------------------------------------------------------
PROJECT MANAGER                       OWNER                                CONTRACTOR
                                     ------------------------------------------------------------------------
The MATHIS Group, Inc.                Horseshoe Gaming, Inc.               Charles White Const. Co. Inc.
13313 S.W. Frwy. #286                 1021 Casino Center Drive             115 Issaquena
Sugarland, TX 77478                   Robinsonville, MS 38664              Clarksdale, MS 38614

ARCHITECT

Friedmutter & Associates              By:________________________________  By:________________________________
4385 South Polaris, #100              Date:______________________________  Date:______________________________
Las Vegas, NV 89103